UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):
                       September 26, 2003
                       ------------------


                   ENNIS BUSINESS FORMS, INC.
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     (Exact name of registrant as specified in its charter)


             TEXAS                1-5807         75-0256410
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 (State or other Jurisdiction  (Commission   (I. R. S. Employer
       of incorporation)       File Number)  Identification No.)



1510 N. Hampton Suite 300, DeSoto, Texas               75115
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(Address of principal executive offices)             (Zip Code)



                     (972) 228-7801
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(Registrant's telephone number, including area code)

                        No Change
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(Former name or former address, if changed since last report)

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Item 7.   Financial Statements and Exhibits
          ---------------------------------
          (c)  Exhibits

               99   Press release dated September 26, 2003,
               announcing first quarter operating results.

Item 9.   Regulation FD Disclosure
          ------------------------

          The following information is furnished pursuant to Item
          9, "Regulation FD Disclosure", and Item 12, "Disclosure of Results of Operations and Financial Condition."

          On September 26, 2003, Ennis Business Forms, Inc. issued a press release announcing its first quarter operating results. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENNIS BUSINESS FORMS, INC.



Date:  September 26, 2003     /s/ Harve Cathey
      -------------------     --------------------------------
                              Harve Cathey
                              Vice President - Finance and CFO,
                              Secretary and Treasurer,
                              Principal Financial and
                              Accounting Officer


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